Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2014

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of July 28, 2014, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2014

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2014	5
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2014	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Line of Business and State	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Six Months Ended June 30, 2014	15
Loss and Loss Expense Analysis – Three Months Ended June 30, 2014	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Second-Quarter 2014 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Second Quarter 2014
(all data shown is for the three months ended or as of June 30, 2014)

	6/30/2014	Year over year change %			6/30/2014	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$748	10		Commercial lines loss and loss expenses	$461	16
Personal lines net written premiums	294	8		Personal lines loss and loss expenses	227	37
Excess & surplus lines net written premiums	40	21		Excess & surplus lines loss and loss expenses	19	6
Property casualty net written premiums	1,082	10		Life and health contract holders' benefits incurred	56	17
Life and accident and health net written premiums	54	4		Underwriting, acquisition and insurance expenses	328	7
Annuity net written premiums	12	17		Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	66	6		Other operating expenses	3	(25)
Commercial lines net earned premiums	714	11		Total benefits & expenses	1,107	16
Personal lines net earned premiums	258	9		Income before income taxes	107	(28)
Excess & surplus lines net earned premiums	34	21		Total income tax	23	(39)
Property casualty net earned premiums	1,006	11
Fee revenue	3	0		Balance Sheet:
Life and accident and health net earned premiums	53	20
Investment income	136	4		Fixed maturity investments	$9,383
Realized gains on investments	14	0		Equity securities	4,605
Other revenue	2	0		Other invested assets	72
Total revenues	1,214	10		Total invested assets	$14,060

				Loss and loss expense reserves	$4,444
				Life policy and investment contract reserves	2,454
Income:				Long-term debt and capital lease obligations	831
				Shareholders' equity	6,343
Operating income	$75	(25)
Net realized investment gains and losses	9	(10)		Key ratios:
Net income	84	(24)
				Commercial lines GAAP combined ratio	96.3%
				Personal lines GAAP combined ratio	115.8
				Excess & surplus lines GAAP combined ratio	85.0
				Property casualty GAAP combined ratio	100.9
Per share (diluted):
				Commercial lines STAT combined ratio	95.0%
Operating income	$0.46	(25)		Personal lines STAT combined ratio	114.3
Net realized investment gains and losses	0.05	0		Excess & surplus lines STAT combined ratio	86.1
Net income	0.51	(23)		Property casualty STAT combined ratio	99.6
Book value	38.77	11
Weighted average shares outstanding, in millions	165.1	0		Value creation ratio	3.9%

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,072	$—	$—	$—	$2,072
Life	—	—	127	—	—	127
Accident health	—	—	3	—	—	3
Premiums ceded	—	(87)	(29)	—	—	(116)
Total earned premium	—	1,985	101	—	—	2,086
Investment income	21	178	72	—	—	271
Realized gain on investments	10	22	4	—	—	36
Fee revenue	—	3	3	—	—	6
Other revenue	7	1	—	3	(7)	4
Total revenues	$38	$2,189	$180	$3	$(7)	$2,403

Benefits & expenses
Losses & policy benefits	$—	$1,397	$148	$—	$—	$1,545
Reinsurance recoveries	—	(14)	(36)	—	—	(50)
Underwriting, acquisition and insurance expenses	—	614	34	—	—	648
Interest expense	27	—	—	—	—	27
Other operating expenses	14	—	—	1	(8)	7
Total expenses	$41	$1,997	$146	$1	$(8)	$2,177

Income (loss) before income taxes	$(3)	$192	$34	$2	$1	$226

Provision (benefit) for income taxes
Current operating income	$(6)	$34	$(4)	$1	$—	$25
Capital gains/losses	4	8	1	—	—	13
Deferred	(4)	2	15	—	—	13
Total provision (benefit) for income taxes	$(6)	$44	$12	$1	$—	$51

Operating income (loss)	$(3)	$134	$19	$1	$1	$152

Net income - current year	$3	$148	$22	$1	$1	$175

Net income - prior year	$3	$232	$27	$1	$1	$264
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,050	$—	$—	$—	$1,050
Life	—	—	66	—	—	66
Accident health	—	—	2	—	—	2
Premiums ceded	—	(44)	(15)	—	—	(59)
Total earned premium	—	1,006	53	—	—	1,059
Investment income	10	89	37	—	—	136
Realized gain (loss) on investments	(3)	14	3	—	—	14
Fee revenue	—	2	1	—	—	3
Other revenue	3	1	—	1	(3)	2
Total revenues	$10	$1,112	$94	$1	$(3)	$1,214

Benefits & expenses
Losses & policy benefits	$—	$718	$68	$—	$—	$786
Reinsurance recoveries	—	(11)	(12)	—	—	(23)
Underwriting, acquisition and insurance expenses	—	309	19	—	—	328
Interest expense	13	—	—	—	—	13
Other operating expenses	6	—	—	—	(3)	3
Total expenses	$19	$1,016	$75	$—	$(3)	$1,107

Income (loss) before income taxes	$(9)	$96	$19	$1	$—	$107

Provision (benefit) for income taxes
Current operating income	$(2)	$16	$(2)	$1	$—	$13
Capital gains/losses	(1)	5	1	—	—	5
Deferred	(3)	1	7	—	—	5
Total provision (benefit) for income taxes	$(6)	$22	$6	$1	$—	$23

Operating income (loss)	$(1)	$65	$11	$—	$—	$75

Net income (loss) - current year	$(3)	$74	$13	$—	$—	$84

Net income (loss) - prior year	$1	$97	$13	$—	$(1)	$110
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$6,215	$6,111	$6,094	$6,039	$5,994	$6,083
Equities (fair value)			3,094	3,022	2,990	2,710	2,658	2,645
Fixed maturities - pretax net unrealized gain			414	361	312	344	359	532
Equities - pretax net unrealized gain			1,434	1,349	1,318	1,086	1,040	1,019
Loss and loss expense reserves - STAT			4,129	4,037	3,945	3,919	3,888	3,826
Equity - GAAP			5,481	5,384	5,324	5,188	5,143	5,288
Surplus - STAT			4,332	4,308	4,325	4,173	4,142	4,131

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$3,091	$2,989	$2,946	$2,906	$2,900	$2,979
Equities (fair value)			8	14	13	13	13	18
Fixed maturities - pretax net unrealized gain			225	186	148	169	181	285
Equities - pretax net unrealized gain			3	6	6	6	6	8
Equity - GAAP			901	867	833	835	828	869
Surplus - STAT			224	232	247	256	272	268

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Underwriting income
Net premiums written	$1,082	$984	$98	10	$2,119	$1,954	$165	8
Unearned premiums increase	76	74	2	3	134	155	(21)	(14)
Earned premiums	$1,006	$910	$96	11	$1,985	$1,799	$186	10

Losses incurred	$612	$513	$99	19	$1,178	$948	$230	24
Allocated loss expenses incurred	39	10	29	nm	90	44	46	nm
Unallocated loss expenses incurred	56	60	(4)	(7)	115	115	—	—
Other underwriting expenses incurred	314	297	17	6	611	584	27	5
Workers compensation dividend incurred	4	4	—	—	8	8	—	—

Total underwriting deductions	$1,025	$884	$141	16	$2,002	$1,699	$303	18
Net underwriting profit (loss)	$(19)	$26	$(45)	nm	$(17)	$100	$(117)	nm

Investment income
Gross investment income earned	$93	$90	$3	3	$184	$177	$7	4
Net investment income earned	91	88	3	3	181	174	7	4
Net realized capital gains	22	9	13	nm	28	28	—	nm
Net investment gains (net of tax)	$113	$97	$16	16	$209	$202	$7	3

Other income	$1	$3	$(2)	(67)	$3	$3	$—	—

Net income before federal income taxes	$95	$126	$(31)	(25)	$195	$305	$(110)	(36)
Federal and foreign income taxes incurred	$23	$39	$(16)	(41)	$40	$81	$(41)	(51)
Net income (statutory)	$72	$87	$(15)	(17)	$155	$224	$(69)	(31)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000			$11	$—	$7	$5	$11	$—	$12	$11		$16		$23
Current accident year losses $1,000,000-$5,000,000			52	23	58	48	31	31	74	62		110		167
Large loss prior accident year reserve development			17	10	(8)	3	24	23	27	47		52		44
Total large losses incurred			$80	$33	$57	$56	$66	$54	$113	$120		$178		$234
Losses incurred but not reported			(17)	21	50	22	23	27	5	50		72		123
Other losses excluding catastrophe losses			436	427	358	362	349	344	863	694		1,054		1,412
Catastrophe losses			112	86	29	53	75	10	197	84		137		166
Total losses incurred			$611	$567	$494	$493	$513	$435	$1,178	$948		$1,441		$1,935
Commercial Lines
Current accident year losses greater than $5,000,000			$11	$—	$7	$5	$11	$—	$12	$11		$16		$23
Current accident year losses $1,000,000-$5,000,000			47	18	43	35	28	27	64	55		89		132
Large loss prior accident year reserve development			15	10	(5)	4	14	23	25	37		41		36
Total large losses incurred			$73	$28	$45	$44	$53	$50	$101	$103		$146		$191
Losses incurred but not reported			(35)	22	35	41	28	22	(12)	50		91		125
Other losses excluding catastrophe losses			292	282	241	227	228	225	574	454		682		923
Catastrophe losses			59	58	10	36	45	2	116	46		82		93
Total losses incurred			$389	$390	$331	$348	$354	$299	$779	$653		$1,001		$1,332
Personal Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			4	4	14	12	3	3	8	6		19		32
Large loss prior accident year reserve development			2	—	(3)	—	8	—	2	8		10		7
Total large losses incurred			$6	$4	$11	$12	$11	$3	$10	$14		$29		$39
Losses incurred but not reported			9	(5)	9	(27)	(5)	—	4	(5)		(32)		(22)
Other losses excluding catastrophe losses			138	138	116	131	109	113	276	222		349		466
Catastrophe losses			52	27	19	16	29	8	79	37		54		72
Total losses incurred			$205	$164	$155	$132	$144	$124	$369	$268		$400		$555
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			1	1	1	1	—	1	2	1		2		3
Large loss prior accident year reserve development			—	—	—	(1)	2	—	—	2		1		1
Total large losses incurred			$1	$1	$1	$—	$2	$1	$2	$3		$3		$4
Losses incurred but not reported			9	4	6	8	—	5	13	5		13		20
Other losses excluding catastrophe losses			6	7	1	4	12	6	13	18		23		23
Catastrophe losses			1	1	—	1	1	—	2	1		1		1
Total losses incurred			$17	$13	$8	$13	$15	$12	$30	$27		$40		$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000			1.1%	—%	0.7%	0.6%	1.2%	—%	0.6%	0.6%		0.6%		0.6%
Current accident year losses $1,000,000-$5,000,000			5.0	2.3	6.0	5.0	3.5	3.4	3.8	3.4		4.0		4.5
Large loss prior accident year reserve development			1.7	1.1	(0.8)	0.2	2.6	2.7	1.4	2.7		1.8		1.2
Total large losses incurred			7.8%	3.4%	5.9%	5.8%	7.3%	6.1%	5.8%	6.7%		6.4%		6.3%
Losses incurred but not reported			(1.6)	2.2	5.3	2.2	2.5	3.1	0.2	2.8		2.6		3.3
Other losses excluding catastrophe losses			43.4	43.6	37.4	38.2	38.3	38.6	43.5	38.5		38.3		38.0
Catastrophe losses			11.1	8.7	3.0	5.5	8.2	1.1	9.9	4.7		5.0		4.5
Total losses incurred			60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%		52.3%		52.1%
Commercial Lines
Current accident year losses greater than $5,000,000			1.6%	—%	1.0%	0.8%	1.7%	—%	0.8%	0.9%		0.8%		0.9%
Current accident year losses $1,000,000-$5,000,000			6.5	2.6	6.2	5.1	4.4	4.2	4.6	4.3		4.5		5.0
Large loss prior accident year reserve development			2.1	1.4	(0.7)	0.5	2.2	3.7	1.8	2.8		2.2		1.4
Total large losses incurred			10.2%	4.0%	6.5%	6.4%	8.3%	7.9%	7.2%	8.0%		7.5%		7.3%
Losses incurred but not reported			(4.8)	3.2	5.1	6.0	4.3	3.5	(0.9)	3.9		4.6		4.8
Other losses excluding catastrophe losses			41.0	40.6	35.6	33.6	35.4	35.6	40.8	35.7		34.8		35.0
Catastrophe losses			8.3	8.3	1.6	5.2	6.9	0.3	8.3	3.6		4.2		3.5
Total losses incurred			54.7%	56.1%	48.8%	51.2%	54.9%	47.3%	55.4%	51.2%		51.1%		50.6%
Personal Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			1.7	1.4	5.7	5.0	1.3	1.3	1.5	1.3		2.6		3.4
Large loss prior accident year reserve development			0.6	0.3	(1.2)	(0.2)	3.3	—	0.5	1.7		1.3		0.7
Total large losses incurred			2.3%	1.7%	4.5%	4.8%	4.6%	1.3%	2.0%	3.0%		3.9%		4.1%
Losses incurred but not reported			3.5	(2.0)	3.9	(11.1)	(2.2)	0.1	0.8	(1.1)		(4.5)		(2.3)
Other losses excluding catastrophe losses			53.6	54.5	46.6	53.6	45.8	48.9	54.0	47.4		49.1		48.5
Catastrophe losses			20.0	10.6	7.6	6.7	12.4	3.3	15.4	7.9		7.5		7.5
Total losses incurred			79.4%	64.8%	62.6%	54.0%	60.6%	53.6%	72.2%	57.2%		56.0%		57.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			3.1	3.2	3.3	3.6	—	4.2	3.1	2.0		2.6		2.7
Large loss prior accident year reserve development			—	(0.3)	(0.1)	(4.3)	7.8	—	(0.1)	4.0		1.0		0.8
Total large losses incurred			3.1%	2.9%	3.2%	(0.7)%	7.8%	4.2%	3.0%	6.0%		3.6%		3.5%
Losses incurred but not reported			25.7	13.1	19.7	25.9	1.0	19.6	19.6	10.1		15.7		16.8
Other losses excluding catastrophe losses			15.1	21.6	3.5	15.9	41.4	22.9	18.3	32.5		26.6		20.3
Catastrophe losses			2.7	3.0	(1.7)	2.4	1.9	0.4	2.8	1.1		1.6		0.7
Total losses incurred			46.6%	40.6%	24.7%	43.5%	52.1%	47.1%	43.7%	49.7%		47.5%		41.3%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year reported claim count greater than $5,000,000			2	—	1	1	2	—	2	2		3		4
Current accident year reported claim count $1,000,000 - $5,000,000			34	15	31	29	21	18	52	41		72		108
Prior accident year reported claim count on large losses			10	8	10	5	14	20	18	35		41		47
Non-Catastrophe reported claim count on large losses subtotal			46	23	42	35	37	38	72	78		116		159
Commercial Lines
Current accident year reported claim count greater than $5,000,000			2	—	1	1	2	—	2	2		3		4
Current accident year reported claim count $1,000,000 - $5,000,000			30	11	20	21	18	14	43	34		56		80
Prior accident year reported claim count on large losses			9	7	10	4	12	17	17	30		35		42
Non-Catastrophe reported claim count on large losses subtotal			41	18	31	26	32	31	62	66		94		126
Personal Lines
Current accident year reported claim count greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported claim count $1,000,000 - $5,000,000			3	3	10	7	3	3	7	6		14		25
Prior accident year reported claim count on large losses			1	1	—	1	—	3	1	3		5		4
Non-Catastrophe reported claim count on large losses subtotal			4	4	10	8	3	6	8	9		19		29
Excess & Surplus Lines
Current accident year reported claim count greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported claim count $1,000,000 - $5,000,000			1	1	1	1	—	1	2	1		2		3
Prior accident year reported claim count on large losses			—	—	—	—	2	—	—	2		1		1
Non-Catastrophe reported claim count on large losses subtotal			1	1	1	1	2	1	2	3		3		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Six Months Ended June 30, 2014
	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Mgmt Liab & Surety	Mach & Equipment	Personal Auto	Home Owner	Other Personal	All Lines	2014	2013
												Total	Total

OH	$79.7	$65.2	$40.8	$—	$5.1	$12.0	$3.8	$63.1	$56.4	$17.8	$7.1	$351.0	$345.5	1.3	2.3	14.2	1.9
IL	34.0	27.7	16.0	29.8	3.7	3.6	1.8	16.2	15.0	4.3	5.7	157.8	150.7	4.1	2.9	34.3	4.7
IN	28.2	25.4	15.7	16.8	2.1	3.2	1.7	16.6	18.5	4.3	5.3	137.8	133.2	3.1	2.4	(0.5)	2.7
PA	31.6	22.2	21.0	28.6	3.0	3.5	1.4	6.5	4.9	2.0	3.0	127.7	121.0	4.9	8.9	12.5	5.5
GA	18.9	18.4	13.6	7.2	3.0	3.4	1.0	19.3	20.3	5.3	4.6	115.0	105.6	11.7	5.1	8.8	8.9
MI	22.1	17.4	11.5	11.3	2.9	3.6	1.4	19.5	14.4	2.5	3.3	109.9	98.2	9.2	18.7	4.8	12.0
NC	21.2	21.6	11.6	10.4	4.6	4.0	1.3	14.4	11.2	3.7	3.3	107.3	96.2	9.2	15.5	36.2	11.5
TN	18.6	17.2	11.6	6.3	3.8	2.8	1.1	8.7	10.4	2.8	2.0	85.3	77.8	7.3	12.8	64.7	9.6
AL	13.8	16.7	6.3	0.6	3.4	2.0	0.9	9.9	16.3	3.4	3.7	77.0	66.3	22.0	5.3	58.3	16.2
KY	13.3	15.7	10.0	2.0	2.1	1.4	0.8	13.6	12.6	3.1	2.3	76.9	73.8	4.0	5.7	(6.7)	4.3
VA	17.9	14.7	11.5	10.3	1.4	3.6	0.8	5.4	4.8	1.6	2.8	74.8	70.5	5.0	6.8	31.4	6.1
WI	16.8	12.4	8.5	17.8	1.4	1.7	1.1	4.3	4.7	1.8	1.9	72.4	72.2	0.3	(1.0)	13.7	0.4
MN	16.2	11.6	6.0	5.1	1.1	1.5	0.7	8.4	8.5	1.8	1.9	62.8	58.3	6.7	9.0	22.2	7.8
TX	22.4	14.9	14.8	0.7	0.4	1.1	1.1	—	—	—	6.9	62.3	55.1	10.6	(11.2)	37.6	13.1
MO	14.7	15.0	8.1	6.9	2.4	1.3	1.0	3.1	4.4	1.0	3.2	61.1	57.8	4.1	7.1	31.1	5.7
IA	10.1	9.2	4.5	9.8	1.0	1.8	0.6	2.4	2.8	0.9	1.1	44.2	45.8	(4.8)	1.3	12.2	(3.7)
MD	10.3	5.7	7.8	6.0	0.7	1.1	0.4	2.9	2.3	0.7	1.3	39.2	35.6	6.2	33.8	33.2	10.4
FL	12.9	9.0	4.1	0.5	0.2	0.9	0.3	3.6	4.7	0.9	2.2	39.3	35.5	20.8	(16.3)	44.0	10.4
NY	16.5	7.7	6.1	1.7	0.3	1.6	0.6	1.7	0.7	0.2	1.4	38.5	38.1	(4.0)	nm	37.4	0.8
AR	5.4	8.6	3.8	1.4	2.2	0.8	0.5	4.2	4.9	1.1	1.3	34.2	30.6	8.3	22.1	17.9	12.5
KS	5.9	6.9	3.4	3.8	0.9	1.0	0.4	2.7	3.6	0.7	0.5	29.8	27.8	8.3	3.7	8.5	7.2
AZ	7.9	5.2	6.3	3.2	0.4	0.7	0.1	2.3	1.6	0.6	1.3	29.6	24.3	18.7	29.0	52.3	21.4
UT	8.6	3.9	5.9	0.3	0.5	1.1	0.2	3.8	1.8	0.4	0.9	27.4	24.2	17.2	7.9	2.0	14.4
SC	5.7	5.1	4.1	2.0	1.3	0.9	0.2	3.9	2.5	0.7	1.1	27.5	24.5	5.8	29.7	38.5	12.3
CO	8.4	4.9	5.4	0.2	0.1	0.6	0.4	—	0.1	—	2.3	22.4	16.0	35.4	25.0	82.9	39.0
MT	7.9	4.3	4.4	0.1	0.4	0.3	0.3	1.3	1.3	0.3	0.4	21.0	18.8	11.9	11.0	8.8	11.7
NE	4.4	4.8	2.4	4.0	0.6	0.8	0.3	0.4	0.6	0.1	1.1	19.5	18.8	1.1	3.6	57.8	3.3
ID	6.6	3.8	4.1	0.1	0.4	0.5	0.3	1.5	1.0	0.3	0.7	19.3	17.1	11.9	17.5	20.9	13.0
WV	5.3	4.5	3.8	1.7	0.6	0.3	0.3	—	0.3	0.1	1.4	18.3	16.4	10.5	2.9	24.3	11.3
OR	3.9	2.7	3.0	0.1	—	0.7	0.3	0.6	0.3	0.1	1.8	13.5	7.6	79.6	nm	46.0	78.1
VT	2.2	2.1	1.6	3.6	0.5	0.7	0.1	0.7	0.7	0.2	0.5	12.9	13.1	(2.7)	3.7	17.2	(1.3)
ND	4.7	3.0	2.6	—	0.4	0.4	0.2	0.4	0.4	0.1	0.2	12.4	12.2	0.5	10.8	32.4	1.6
WA	3.5	2.3	2.4	—	—	0.6	0.2	—	—	—	0.7	9.7	7.4	32.1	7.9	22.2	31.3
NH	2.0	1.5	1.0	1.9	0.3	0.3	0.1	0.9	0.8	0.3	0.3	9.4	8.8	10.0	(2.1)	1.1	6.8
NM	3.1	1.6	2.0	0.6	0.1	0.8	—	—	—	—	0.4	8.6	6.5	32.0	nm	53.3	33.0
SD	1.7	2.0	1.0	1.7	0.3	0.3	0.1	—	—	—	0.3	7.4	6.8	7.1	(98.0)	3.9	6.8
DE	2.0	1.4	1.2	1.1	0.2	0.2	0.1	—	—	—	0.2	6.4	5.4	17.0	20.8	51.0	17.7
CT	1.8	1.5	0.6	0.6	—	0.1	0.1	0.1	0.1	—	0.2	5.1	2.9	71.2	nm	0.0	72.3
WY	1.2	1.1	0.6	—	—	0.1	—	—	—	—	0.2	3.2	2.3	38.5	12.8	63.7	40.1
All Other	2.7	1.2	1.6	3.0	(0.1)	1.0	0.3	0.1	0.3	(0.2)	0.9	10.8	9.0	19.5	(2.1)	(18.2)	16.8
Total	$514.1	$420.1	$290.7	$201.2	$51.7	$66.3	$26.3	$242.5	$233.2	$62.9	$79.7	$2,188.7	$2,037.7	6.9	6.8	24.0	7.4
Other Direct	—	1.1	2.4	2.7	—	—	—	5.0	0.1	—	—	11.3	9.0	31.1	22.9	nm	26.7
Total Direct	$514.1	$421.2	$293.1	$203.9	$51.7	$66.3	$26.3	$247.5	$233.3	$62.9	$79.7	$2,200.0	$2,046.7	7.0	6.9	24.0	7.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Second-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Commercial casualty:
Written premiums			$249	$258	$206	$232	$222	$237	$507	$459		$691		$897
Earned premiums			234	224	220	221	211	204	458	415		636		856
Current accident year before catastrophe losses			61.7%	56.3%	54.2%	53.5%	55.7%	60.8%	59.1%	58.2%		56.6%		56.0%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(10.5)	3.6	1.9	(8.4)	(15.1)	(11.5)	(3.6)	(13.3)		(11.6)		(8.2)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			51.2%	59.9%	56.1%	45.1%	40.6%	49.3%	55.5%	44.9%		45.0%		47.8%
Commercial property:
Written premiums			$197	$193	$157	$186	$164	$166	$390	$330		$516		$673
Earned premiums			180	171	163	161	152	147	351	299		460		623
Current accident year before catastrophe losses			50.8%	53.4%	51.3%	49.6%	52.9%	48.9%	52.1%	50.9%		50.5%		50.7%
Current accident year catastrophe losses			25.8	27.7	9.0	19.1	28.4	2.8	26.7	15.8		17.0		14.9
Prior accident years before catastrophe losses			(9.8)	(0.6)	(2.5)	1.4	(6.0)	2.0	(5.3)	(2.0)		(0.9)		(1.3)
Prior accident years catastrophe losses			(2.3)	(0.9)	(1.9)	(2.0)	(3.2)	(1.9)	(1.6)	(2.6)		(2.4)		(2.3)
Total loss and loss expense ratio			64.5%	79.6%	55.9%	68.1%	72.1%	51.8%	71.9%	62.1%		64.2%		62.0%
Commercial auto:
Written premiums			$144	$145	$117	$128	$127	$135	$289	$262		$390		$507
Earned premiums			132	126	124	124	117	114	258	231		355		479
Current accident year before catastrophe losses			72.1%	68.0%	70.6%	64.3%	76.3%	59.6%	70.0%	68.1%		66.7%		67.8%
Current accident year catastrophe losses			4.1	—	(0.1)	0.9	1.5	0.4	2.1	1.0		0.9		0.7
Prior accident years before catastrophe losses			9.0	(0.2)	3.1	(0.4)	(3.2)	2.1	4.5	(0.7)		(0.5)		0.4
Prior accident years catastrophe losses			—	(0.2)	—	(0.2)	(0.3)	(0.2)	(0.1)	(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio			85.2%	67.6%	73.6%	64.6%	74.3%	61.9%	76.5%	68.2%		66.9%		68.7%
Workers' compensation:
Written premiums			$92	$106	$86	$90	$85	$113	$198	$198		$288		$374
Earned premiums			95	92	95	95	87	88	187	175		270		365
Current accident year before catastrophe losses			83.2%	76.8%	76.9%	78.6%	84.8%	71.8%	80.0%	78.3%		78.4%		78.0%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(21.2)	(10.3)	(0.5)	9.3	(17.8)	(8.0)	(15.8)	(12.9)		(5.1)		(3.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			62.0%	66.5%	76.4%	87.9%	67.0%	63.8%	64.2%	65.4%		73.3%		74.1%
Specialty package:
Written premiums			$21	$27	$30	$36	$36	$40	$48	$76		$112		$142
Earned premiums			30	36	36	38	37	39	66	76		114		150
Current accident year before catastrophe losses			76.0%	63.9%	45.0%	56.2%	80.0%	73.5%	69.5%	76.7%		69.9%		63.9%
Current accident year catastrophe losses			42.2	39.9	2.8	22.9	16.1	6.4	40.9	11.2		15.1		12.1
Prior accident years before catastrophe losses			(13.0)	(6.0)	5.2	9.0	(3.3)	(2.5)	(9.2)	(2.8)		1.1		2.1
Prior accident years catastrophe losses			1.9	(3.0)	(2.4)	(0.1)	(0.6)	(3.4)	(0.7)	(2.0)		(1.4)		(1.6)
Total loss and loss expense ratio			107.1%	94.8%	50.6%	88.0%	92.2%	74.0%	100.5%	83.1%		84.7%		76.5%
Management liability and surety:
Written premiums			$32	$30	$28	$34	$33	$26	$62	$59		$93		$121
Earned premiums			31	31	30	30	30	29	62	59		89		119
Current accident year before catastrophe losses			58.0%	37.4%	54.4%	57.1%	60.1%	44.5%	47.7%	52.4%		54.0%		54.1%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			5.8	19.8	(20.8)	(16.3)	4.8	60.8	12.8	32.4		15.9		6.6
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			63.8%	57.2%	33.6%	40.8%	64.9%	105.3%	60.5%	84.8%		69.9%		60.7%
Machinery and equipment:
Written premiums			$13	$12	$12	$13	$11	$11	$25	$22		$35		$47
Earned premiums			12	12	12	11	11	10	24	21		32		44
Current accident year before catastrophe losses			18.2%	20.9%	29.6%	26.7%	45.8%	15.0%	19.6%	30.5%		29.2%		29.3%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(7.0)	(11.0)	1.1	(1.1)	(4.9)	8.0	(9.0)	1.5		0.6		0.7
Prior accident years catastrophe losses				—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			11.2%	9.9%	30.7%	25.6%	40.9%	23.0%	10.6%	32.0%		29.8%		30.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Personal auto:
Written premiums			$133	$107	$107	$128	$125	$100	$240	$225		$353		$460
Earned premiums			117	116	115	112	109	107	233	216		328		443
Current accident year before catastrophe losses			80.5%	79.5%	73.2%	71.7%	85.4%	66.9%	80.1%	76.3%		74.7%		74.3%
Current accident year catastrophe losses			4.9	0.5	0.4	1.3	1.4	1.4	2.7	1.4		1.4		1.1
Prior accident years before catastrophe losses			(1.7)	(3.4)	2.7	(0.4)	(10.2)	7.9	(2.6)	(1.2)		(0.9)		—
Prior accident years catastrophe losses			(0.2)	(0.4)	—	(0.4)	(0.4)	(0.3)	(0.3)	(0.4)		(0.4)		(0.3)
Total loss and loss expense ratio			83.5%	76.2%	76.3%	72.2%	76.2%	75.9%	79.9%	76.1%		74.8%		75.1%
Homeowner:
Written premiums			$128	$98	$105	$118	$116	$89	$226	$205		$323		$428
Earned premiums			111	109	105	103	99	96	220	195		298		403
Current accident year before catastrophe losses			59.5%	61.3%	52.5%	55.2%	50.5%	40.6%	60.4%	45.6%		48.9%		49.9%
Current accident year catastrophe losses			41.5	28.3	16.1	18.7	30.1	9.4	35.0	19.9		19.5		18.6
Prior accident years before catastrophe losses			3.6	(6.5)	0.2	(3.2)	(7.4)	(0.7)	(1.4)	(4.1)		(3.8)		(2.8)
Prior accident years catastrophe losses			(0.9)	(5.4)	0.6	(4.2)	(2.0)	(2.4)	(3.2)	(2.2)		(2.9)		(2.0)
Total loss and loss expense ratio			103.7%	77.7%	69.4%	66.5%	71.2%	46.9%	90.8%	59.2%		61.7%		63.7%
Other personal:
Written premiums			$33	$26	$27	$32	$32	$26	$59	$58		$90		$117
Earned premiums			30	29	29	29	29	28	59	57		86		115
Current accident year before catastrophe losses			42.3%	46.5%	57.2%	56.3%	52.5%	56.7%	44.3%	54.5%		55.2%		55.7%
Current accident year catastrophe losses			7.9	7.8	3.1	5.5	4.3	1.5	7.8	2.9		3.8		3.6
Prior accident years before catastrophe losses			(5.4)	(1.9)	(2.1)	(39.8)	(17.8)	(1.5)	(3.6)	(9.5)		(19.9)		(15.4)
Prior accident years catastrophe losses			(0.5)	0.2	0.2	(1.6)	(0.9)	(1.2)	(0.1)	(1.1)		(1.3)		(0.9)
Total loss and loss expense ratio			44.3%	52.6%	58.4%	20.4%	38.1%	55.5%	48.4%	46.8%		37.8%		43.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Excess & Surplus:
Written premiums			$40	$35	$34	$34	$33	$27	$75	$60		$94		$128
Earned premiums			34	33	31	30	28	27	67	55		85		116
Current accident year before catastrophe losses			75.4%	80.6%	62.6%	67.2%	65.7%	73.6%	77.9%	69.6%		68.7%		67.1%
Current accident year catastrophe losses			2.3	3.0	(1.9)	3.4	0.9	0.1	2.6	0.6		1.6		0.7
Prior accident years before catastrophe losses			(21.3)	(27.1)	(19.9)	(13.7)	(0.7)	(8.8)	(24.1)	(4.7)		(7.9)		(11.2)
Prior accident years catastrophe losses			0.6	0.1	0.2	(0.9)	1.0	0.3	0.4	0.6		0.1		0.1
Total loss and loss expense ratio			57.0%	56.6%	41.0%	56.0%	66.9%	65.2%	56.8%	66.1%		62.5%		56.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2014
Commercial casualty	$158	$72	$230	$32	$(3)	$(1)	$28	$190	$(3)	$71	$258
Commercial property	207	19	226	53	(27)	—	26	260	(27)	19	252
Commercial auto	141	25	166	13	16	3	32	154	16	28	198
Workers' compensation	105	20	125	(12)	23	(5)	6	93	23	15	131
Specialty packages	48	9	57	19	(7)	(2)	10	67	(7)	7	67
Management liability and surety	38	8	46	(21)	8	3	(10)	17	8	11	36
Machinery and equipment	4	—	4	2	(4)	—	(2)	6	(4)	—	2
Total commercial lines	701	153	854	86	6	(2)	90	787	6	151	944

Personal auto	147	25	172	6	7	2	15	153	7	27	187
Homeowners	151	14	165	27	6	2	35	178	6	16	200
Other personal	23	2	25	2	1	—	3	25	1	2	28
Total personal lines	321	41	362	35	14	4	53	356	14	45	415

Commercial casualty & property	8	6	14	8	13	3	24	16	13	9	38
Total excess & surplus lines	8	6	14	8	13	3	24	16	13	9	38
Total property casualty	$1,030	$200	$1,230	$129	$33	$5	$167	$1,159	$33	$205	$1,397

Ceded loss and loss expense incurred for the six months ended June 30, 2014
Commercial casualty	$15	$—	$15	$(12)	$3	$(2)	$(11)	$3	$3	$(2)	$4
Commercial property	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	9	—	9	1	1	—	2	10	1	—	11
Specialty packages	1	—	1	—	—	—	—	1	—	—	1
Management liability and surety	2	—	2	(4)	—	—	(4)	(2)	—	—	(2)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	29	—	29	(16)	3	(2)	(15)	13	3	(2)	14

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(1)	(1)	—	(2)	1	(1)	—	—

Commercial casualty & property	—	—	—	—	—	—	—	—	—	—	—
Total excess & surplus lines	—	—	—	—	—	—	—	—	—	—	—
Total property casualty	$31	$—	$31	$(17)	$2	$(2)	$(17)	$14	$2	$(2)	$14

Net loss and loss expense incurred for the six months ended June 30, 2014
Commercial casualty	$143	$72	$215	$44	$(6)	$1	$39	$187	$(6)	$73	$254
Commercial property	206	19	225	54	(26)	—	28	260	(26)	19	253
Commercial auto	140	25	165	13	16	3	32	153	16	28	197
Workers' compensation	96	20	116	(13)	22	(5)	4	83	22	15	120
Specialty packages	47	9	56	19	(7)	(2)	10	66	(7)	7	66
Management liability and surety	36	8	44	(17)	8	3	(6)	19	8	11	38
Machinery and equipment	4	—	4	2	(4)	—	(2)	6	(4)	—	2
Total commercial lines	672	153	825	102	3	—	105	774	3	153	930

Personal auto	146	25	171	6	7	2	15	152	7	27	186
Homeowners	150	14	164	28	7	2	37	178	7	16	201
Other personal	23	2	25	2	1	—	3	25	1	2	28
Total personal lines	319	41	360	36	15	4	55	355	15	45	415

Commercial casualty & property	8	6	14	8	13	3	24	16	13	9	38
Total excess & surplus lines	8	6	14	8	13	3	24	16	13	9	38
Total property casualty	$999	$200	$1,199	$146	$31	$7	$184	$1,145	$31	$207	$1,383

CINF Second-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2014
Commercial casualty	$89	$36	$125	$33	$(34)	$1	$—	$122	$(34)	$37	$125
Commercial property	108	10	118	9	(8)	(4)	(3)	117	(8)	6	115
Commercial auto	71	13	84	15	13	1	29	86	13	14	113
Workers' compensation	52	10	62	(6)	13	(3)	4	46	13	7	66
Specialty packages	26	4	30	7	(3)	(1)	3	33	(3)	3	33
Management liability and surety	14	4	18	(4)	4	1	1	10	4	5	19
Machinery and equipment	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Total commercial lines	362	77	439	54	(16)	(5)	33	416	(16)	72	472

Personal auto	73	12	85	5	7	1	13	78	7	13	98
Homeowners	84	7	91	7	17	1	25	91	17	8	116
Other personal	11	1	12	3	(2)	—	1	14	(2)	1	13
Total personal lines	168	20	188	15	22	2	39	183	22	22	227

Commercial casualty & property	3	3	6	4	9	—	13	7	9	3	19
Total excess & surplus lines	3	3	6	4	9	—	13	7	9	3	19
Total property casualty	$533	$100	$633	$73	$15	$(3)	$85	$606	$15	$97	$718

Ceded loss and loss expense incurred for the three months ended June 30, 2014
Commercial casualty	$7	$—	$7	$(3)	$—	$—	$(3)	$4	$—	$—	$4
Commercial property	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	6	—	6	—	1	—	1	6	1	—	7
Specialty packages	1	—	1	—	—	—	—	1	—	—	1
Management liability and surety	2	—	2	(3)	—	—	(3)	(1)	—	—	(1)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	17	—	17	(6)	—	—	(6)	11	—	—	11

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	—	(1)	—	(1)	1	(1)	—	—

Commercial casualty & property	—	—	—	—	—	—	—	—	—	—	—
Total excess & surplus lines	—	—	—	—	—	—	—	—	—	—	—
Total property casualty	$18	$—	$18	$(6)	$(1)	$—	$(7)	$12	$(1)	$—	$11

Net loss and loss expense incurred for the three months ended June 30, 2014
Commercial casualty	$82	$36	$118	$36	$(34)	$1	$3	$118	$(34)	$37	$121
Commercial property	108	10	118	9	(7)	(4)	(2)	117	(7)	6	116
Commercial auto	70	13	83	15	13	1	29	85	13	14	112
Workers' compensation	46	10	56	(6)	12	(3)	3	40	12	7	59
Specialty packages	25	4	29	7	(3)	(1)	3	32	(3)	3	32
Management liability and surety	12	4	16	(1)	4	1	4	11	4	5	20
Machinery and equipment	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Total commercial lines	345	77	422	60	(16)	(5)	39	405	(16)	72	461

Personal auto	72	12	84	5	7	1	13	77	7	13	97
Homeowners	84	7	91	7	18	1	26	91	18	8	117
Other personal	11	1	12	3	(2)	—	1	14	(2)	1	13
Total personal lines	167	20	187	15	23	2	40	182	23	22	227

Commercial casualty & property	3	3	6	4	9	—	13	7	9	3	19
Total excess & surplus lines	3	3	6	4	9	—	13	7	9	3	19
Total property casualty	$515	$100	$615	$79	$16	$(3)	$92	$594	$16	$97	$707

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums			$974	$956	$854	$915	$879	$845	$1,930	$1,724		$2,639		$3,493
Agency new business written premiums			133	123	128	141	139	135	256	274		415		543
Other written premiums			(25)	(42)	(74)	(25)	(34)	(10)	(67)	(44)		(69)		(143)
Reported written premiums – statutory*			$1,082	$1,037	$908	$1,031	$984	$970	$2,119	$1,954		$2,985		$3,893
Unearned premium change			(76)	(58)	52	(77)	(74)	(81)	(134)	(155)		(232)		(180)
Earned premiums			$1,006	$979	$960	$954	$910	$889	$1,985	$1,799		$2,753		$3,713
Year over year change %
Agency renewal written premiums			11%	13%	11%	13%	10%	11%	12%	11%		11%		11%
Agency new business written premiums			(4)	(9)	(3)	8	6	25	(7)	15		12		8
Other written premiums			26	(320)	(12)	34	(31)	63	(52)	17		24		9
Reported written premiums – statutory*			10	7	8	15	9	15	8	12		13		12
Paid losses and loss expenses
Losses paid			$517	$484	$477	$470	$431	$424	$1,001	$855		$1,325		$1,802
Loss expenses paid			98	100	98	92	90	89	198	179		271		369
Loss and loss expenses paid			$615	$584	$575	$562	$521	$513	$1,199	$1,034		$1,596		$2,171
Statutory combined ratio
Loss ratio			60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%		52.3%		52.1%
DCC expense ratio			3.9	5.2	4.7	4.4	1.1	3.9	4.5	2.4		3.1		3.5
AO expense ratio			5.6	6.0	6.3	6.1	6.6	6.2	5.8	6.4		6.3		6.3
Net underwriting expense ratio			29.4	29.0	32.8	30.1	30.6	29.9	29.2	30.3		30.3		30.8
Statutory combined ratio			99.6%	98.1%	95.4%	92.3%	94.6%	88.9%	98.9%	91.8%		92.0%		92.7%
Contribution from catastrophe losses			11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8		5.1		4.6
Statutory combined ratio excl. catastrophe losses			88.2%	89.2%	92.2%	86.6%	86.3%	87.7%	88.7%	87.0%		86.9%		88.1%
Commission expense ratio			17.9%	17.7%	19.5%	18.5%	18.5%	17.9%	17.8%	18.2%		18.3%		18.6%
Other expense ratio			11.5	11.3	13.3	11.6	12.1	12.0	11.4	12.1		12.0		12.2
Statutory expense ratio			29.4%	29.0%	32.8%	30.1%	30.6%	29.9%	29.2%	30.3%		30.3%		30.8%
GAAP combined ratio
GAAP combined ratio			100.9%	100.3%	93.9%	93.7%	96.4%	91.2%	100.6%	93.9%		93.8%		93.8%
Contribution from catastrophe losses			11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8		5.1		4.6
GAAP combined ratio excl. catastrophe losses			89.5%	91.4%	90.7%	88.0%	88.1%	90.0%	90.4%	89.1%		88.7%		89.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums			$669	$713	$606	$632	$602	$631	$1,382	$1,233		$1,865		$2,471
Agency new business written premiums			95	90	92	102	100	97	185	197		299		391
Other written premiums			(16)	(32)	(63)	(15)	(24)	—	(48)	(24)		(39)		(102)
Reported written premiums – statutory*			$748	$771	$635	$719	$678	$728	$1,519	$1,406		$2,125		$2,760
Unearned premium change			(34)	(79)	45	(39)	(33)	(97)	(113)	(130)		(169)		(124)
Earned premiums			$714	$692	$680	$680	$645	$631	$1,406	$1,276		$1,956		$2,636
Year over year change %
Agency renewal written premiums			11%	13%	10%	13%	9%	11%	12%	10%		11%		11%
Agency new business written premiums			(4)	(7)	(4)	13	10	29	(6)	19		17		11
Other written premiums			33	nm	(11)	46	(41)	100	(100)	35		40		16
Reported written premiums – statutory*			10	6	8	16	8	16	8	12		14		12
Paid losses and loss expenses
Losses paid			$347	$327	$327	$306	$286	$297	$674	$585		$891		$1,218
Loss expenses paid			75	76	75	70	68	68	151	135		205		280
Loss and loss expenses paid			$422	$403	$402	$376	$354	$365	$825	$720		$1,096		$1,498
Statutory combined ratio
Loss ratio			54.7%	56.1%	48.8%	51.1%	54.9%	47.3%	55.4%	51.2%		51.2%		50.6%
DCC expense ratio			4.6	6.4	5.3	5.1	0.6	4.3	5.5	2.5		3.4		3.9
AO expense ratio			5.2	5.4	6.3	5.7	6.4	6.2	5.3	6.2		6.0		6.1
Net underwriting expense ratio			30.5	28.5	34.0	30.8	31.5	29.0	29.5	30.2		30.4		31.2
Statutory combined ratio			95.0%	96.4%	94.4%	92.7%	93.4%	86.8%	95.7%	90.1%		91.0%		91.8%
Contribution from catastrophe losses			8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8		4.4		3.7
Statutory combined ratio excl. catastrophe losses			86.4%	87.9%	92.7%	87.3%	86.3%	86.4%	87.2%	86.3%		86.6%		88.1%
Commission expense ratio			17.7%	16.4%	19.1%	18.0%	17.9%	16.5%	17.0%	17.2%		17.4%		17.8%
Other expense ratio			12.8	12.1	14.9	12.8	13.6	12.5	12.5	13.0		13.0		13.5
Statutory expense ratio			30.5%	28.5%	34.0%	30.8%	31.5%	29.0%	29.5%	30.2%		30.4%		31.3%
GAAP combined ratio
GAAP combined ratio			96.3%	99.9%	92.7%	93.7%	94.9%	90.8%	98.1%	92.9%		93.2%		93.0%
Contribution from catastrophe losses			8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8		4.4		3.7
GAAP combined ratio excl. catastrophe losses			87.7%	91.4%	91.0%	88.3%	87.8%	90.4%	89.6%	89.1%		88.8%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums			$276	$218	$224	$258	$251	$195	$494	$446		$704		$928
Agency new business written premiums			24	21	24	28	30	28	45	58		86		110
Other written premiums			(6)	(8)	(9)	(8)	(8)	(8)	(14)	(16)		(24)		(33)
Reported written premiums – statutory*			$294	$231	$239	$278	$273	$215	$525	$488		$766		$1,005
Unearned premium change			(36)	23	10	(34)	(36)	16	(13)	(20)		(54)		(44)
Earned premiums			$258	$254	$249	$244	$237	$231	$512	$468		$712		$961
Year over year change %
Agency renewal written premiums			10%	12%	10%	12%	11%	11%	11%	11%		11%		11%
Agency new business written premiums			(20)	(25)	(11)	(10)	3	17	(22)	9		2		(1)
Other written premiums			25	0	(13)	11	(33)	(33)	13	(33)		(14)		(14)
Reported written premiums – statutory*			8	7	8	10	9	11	8	10		10		9
Paid losses and loss expenses
Losses paid			$167	$152	$141	$158	$141	$122	$319	$261		$419		$560
Loss expenses paid			20	21	20	19	19	19	41	39		58		78
Loss and loss expenses paid			$187	$173	$161	$177	$160	$141	$360	$300		$477		$638
Statutory combined ratio
Loss ratio			79.4%	64.8%	62.6%	54.1%	60.6%	53.6%	72.2%	57.2%		56.0%		57.8%
DCC expense ratio			1.6	1.6	1.9	2.1	1.5	1.4	1.6	1.5		1.7		1.7
AO expense ratio			6.7	7.7	6.9	7.5	7.4	6.3	7.2	6.8		7.1		7.0
Net underwriting expense ratio			26.6	30.5	30.1	28.4	28.5	32.8	28.3	30.4		29.7		29.8
Statutory combined ratio			114.3%	104.6%	101.5%	92.1%	98.0%	94.1%	109.3%	95.9%		94.5%		96.3%
Contribution from catastrophe losses			20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1		7.7		7.7
Statutory combined ratio excl. catastrophe losses			93.9%	93.8%	93.8%	85.1%	85.4%	90.6%	93.6%	87.8%		86.8%		88.6%
Commission expense ratio			17.4%	20.5%	19.5%	19.0%	19.0%	21.7%	18.8%	20.2%		19.7%		19.7%
Other expense ratio			9.2	10.0	10.6	9.4	9.5	11.1	9.5	10.2		10.0		10.0
Statutory expense ratio			26.6%	30.5%	30.1%	28.4%	28.5%	32.8%	28.3%	30.4%		29.7%		29.7%
GAAP combined ratio
GAAP combined ratio			115.8%	103.0%	100.3%	94.5%	100.4%	91.6%	109.4%	96.1%		95.5%		96.8%
Contribution from catastrophe losses			20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1		7.7		7.7
GAAP combined ratio excl. catastrophe losses			95.4%	92.2%	92.6%	87.5%	87.8%	88.1%	93.7%	88.0%		87.8%		89.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums			$29	$25	$24	$25	$26	$19	$54	$45		$70		$94
Agency new business written premiums			14	12	12	11	9	10	26	19		30		42
Other written premiums			(3)	(2)	(2)	(2)	(2)	(2)	(5)	(4)		(6)		(8)
Reported written premiums – statutory*			$40	$35	$34	$34	$33	$27	$75	$60		$94		$128
Unearned premium change			(6)	(2)	(3)	(4)	(5)	—	(8)	(5)		(9)		(12)
Earned premiums			$34	$33	$31	$30	$28	$27	$67	$55		$85		$116
Year over year change %
Agency renewal written premiums			12%	32%	26%	32%	37%	19%	20%	29%		30%		29%
Agency new business written premiums			56	20	33	22	(18)	11	37	(5)		3		11
Other written premiums			(50)	0	(100)	(100)	33	(100)	(25)	0		(20)		(33)
Reported written premiums – statutory*			21	30	26	26	22	13	25	18		21		22
Paid losses and loss expenses
Losses paid			$3	$5	$9	$6	$4	$5	$8	$9		$15		$24
Loss expenses paid			3	3	3	3	3	2	6	5		8		11
Loss and loss expenses paid			$6	$8	$12	$9	$7	$7	$14	$14		$23		$35
Statutory combined ratio
Loss ratio			46.6%	40.6%	24.7%	43.5%	52.1%	47.2%	43.7%	49.7%		47.4%		41.3%
DCC expense ratio			6.5	8.4	12.1	7.0	9.3	11.9	7.4	10.6		9.4		10.1
AO expense ratio			3.9	7.6	4.2	5.5	5.5	6.1	5.7	5.8		5.7		5.3
Net underwriting expense ratio			29.1	30.4	29.9	30.9	30.9	33.3	29.7	32.0		31.6		31.1
Statutory combined ratio			86.1%	87.0%	70.9%	86.9%	97.8%	98.5%	86.5%	98.1%		94.1%		87.8%
Contribution from catastrophe losses			2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2		1.7		0.8
Statutory combined ratio excl. catastrophe losses			83.2%	83.9%	72.6%	84.4%	95.9%	98.1%	83.5%	96.9%		92.4%		87.0%
Commission expense ratio			25.8%	26.5%	25.9%	26.3%	26.3%	26.9%	26.1%	26.6%		26.5%		26.3%
Other expense ratio			3.3	3.9	4.0	4.6	4.6	6.4	3.6	5.4		5.1		4.8
Statutory expense ratio			29.1%	30.4%	29.9%	30.9%	30.9%	33.3%	29.7%	32.0%		31.6%		31.1%
GAAP combined ratio
GAAP combined ratio			85.0%	86.9%	70.4%	86.7%	98.7%	98.0%	85.9%	98.4%		94.2%		87.8%
Contribution from catastrophe losses			2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2		1.7		0.8
GAAP combined ratio excl. catastrophe losses			82.1%	83.8%	72.1%	84.2%	96.8%	97.6%	82.9%	97.2%		92.5%		87.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Net premiums written	$65	$61	$4	7	$123	$119	$4	3
Net investment income	37	36	1	3	74	71	3	4
Amortization of interest maintenance reserve	2	1	1	100	2	1	1	100
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with Separate Accounts	2	1	1	100	3	2	1	50
Total revenues	$107	$100	$7	7	$205	$196	$9	5

Death benefits and matured endowments	$22	$17	$5	29	$48	$36	$12	33
Annuity benefits	16	11	5	45	30	26	4	15
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	6	5	1	20	11	12	(1)	(8)
Interest and adjustments on deposit-type contract funds	3	3	—	—	5	5	—	—
Increase in aggregate reserves for life and accident and health contracts	47	44	3	7	88	82	6	7
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$95	$81	$14	17	$183	$162	$21	13

Commissions	$10	$9	$1	11	$19	$19	$—	—
General insurance expenses and taxes	10	11	(1)	(9)	20	22	(2)	(9)
Increase in loading on deferred and uncollected premiums	(2)	(2)	—	—	(3)	(4)	1	(25)
Net transfers from Separate Accounts	(4)	—	(4)	nm	(4)	—	(4)	nm
Other deductions	—	—	—	nm	—	—	—	nm
Total operating expenses	$14	$18	$(4)	(22)	$32	$37	$(5)	(14)

Federal and foreign income tax benefit	(1)	—	(1)	nm	(3)	—	(3)	nm

Net income (loss) from operations before realized capital gains	$(1)	$1	$(2)	nm	$(7)	$(3)	$(4)	133

Net realized gains net of capital gains tax	—	1	(1)	(100)	—	1	(1)	(100)

Net income (loss) (statutory)	$(1)	$2	$(3)	nm	$(7)	$(2)	$(5)	250
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2014 Supplemental Financial Data